# Grant Park Fund

## Class A, B and Global 3 Units

Monthly Performance Report • June 2010



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: June 2010

**Ags/Softs:** Ideal weather conditions in the Midwest led to a decline in corn prices. In the softs markets, forecasts of elevated demand, especially from several Middle Eastern and Asian nations, resulted in sharp gains in the sugar markets. Sugar prices finished nearly 30% over the previous month's close. Concerns regarding the state of the global economy weighed on livestock prices as investors liquidated positions.

**Currencies:** The Great British pound rallied as higher-than-expected retail sales figures and several positive economic indicators bolstered the outlook for the UK economy. Also supporting the pound were beliefs Great Britain's new government would be able to develop policy to solidify the economy. The Japanese yen strengthened against counterparts as investors sought more risk-averse positions due to ongoing concerns over the US and EU economies.

**Energy:** Natural gas prices rose in excess of 6% due to abnormally high temperatures across the U.S. Also adding to the rally in natural gas were supply concerns stemming from forecasts of a very active hurricane season in the Gulf of Mexico for 2010. Crude oil prices rallied as weakness in the U.S. dollar and Energy Information Administration reports calling for higher future demand supported prices.

**Equities:** Global equity markets generally declined as weak economic indicators and ongoing debt concerns weighed on the outlook for the global economy. Additionally, the equity markets were driven lower by news of fiscal instability in Hungary and by Fitch's downgrading of BNP Paribas, SA, one of the Eurozone's largest banks.

**Fixed Income:** The U.S. Treasury markets advanced due to weaker-than-expected U.S. housing data and speculation of additional Chinese purchases of U.S. debt would increase. Downturns in the equity markets also played a role in moving fixed-income prices higher as investors sought less volatile investments.

**Metals:** Investors attempted to hedge European currency exposures, driving the price of gold higher by nearly 3%. In the base metals markets, a combination of a weaker economic outlook for China and short-term strength in the US dollar put pressure on industrial metals, moving prices lower.

### A Units (Closed to New Investment)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2000 | -1.1% | 0.7% | -1.7% | -3.8% | 1.8% | -3.5% | -1.6% | 4.4% | -2.3% | 0.8% | 8.9% | 9.0% | **11.0%** |
| 2001 | 1.9% | 0.5% | 6.6% | -4.5% | -0.5% | -2.7% | 0.1% | 2.9% | 3.7% | 5.3% | -7.8% | 2.1% | **7.0%** |
| 2002 | -0.9% | -6.0% | 2.3% | -3.1% | 5.2% | 10.1% | 6.6% | 1.6% | 2.9% | -6.0% | -2.5% | 5.6% | **15.3%** |
| 2003 | 2.7% | 5.8% | -7.5% | 2.6% | 9.7% | -1.3% | -0.5% | 0.2% | 0.1% | 2.5% | -0.9% | 6.0% | **20.0%** |
| 2004 | 0.4% | 7.3% | -1.4% | -11.7% | -4.8% | -4.5% | -3.4% | -0.3% | 1.1% | 3.4% | 8.5% | -0.9% | **-7.6%** |
| 2005 | -6.0% | 3.4% | -0.5% | -5.1% | 4.0% | 1.9% | -2.0% | 2.0% | -0.0% | -3.4% | 4.2% | -1.4% | **-3.4%** |
| 2006 | 3.5% | -3.3% | 4.1% | 9.5% | -0.8% | -2.9% | -3.7% | 2.2% | -1.1% | -0.6% | 3.6% | -0.9% | **9.1%** |
| 2007 | 1.3% | -4.2% | -4.6% | 5.2% | 4.6% | 4.2% | -3.7% | -3.7% | 8.8% | 5.2% | -0.7% | 0.6% | **12.6%** |
| 2008 | 2.5% | 9.7% | -0.6% | -0.1% | 2.1% | 3.1% | -5.1% | -2.4% | 1.3% | 4.8% | 2.8% | 1.1% | **19.9%** |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | **-9.2%** |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | | | | | | | **-5.8%** |

### B Units (Closed to New Investment)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2003 | | | | | | | | 0.1% | 0.1% | 2.5% | -1.0% | 5.9% | **7.7%** |
| 2004 | 0.3% | 7.3% | -1.5% | -11.7% | -4.8% | -4.6% | -3.4% | -0.4% | 1.0% | 3.4% | 8.4% | -1.0% | **-8.4%** |
| 2005 | -6.0% | 3.3% | -0.6% | -5.1% | 3.9% | 1.8% | -2.0% | 1.9% | -0.1% | -3.5% | 4.1% | -1.4% | **-4.3%** |
| 2006 | 3.4% | -3.4% | 4.0% | 9.4% | -0.9% | -2.9% | -3.7% | 2.1% | -1.2% | -0.7% | 3.5% | -0.9% | **8.3%** |
| 2007 | 1.2% | -4.3% | -4.6% | 5.2% | 4.5% | 4.1% | -3.8% | -3.8% | 8.7% | 5.2% | -0.7% | 0.6% | **11.8%** |
| 2008 | 2.4% | 9.6% | -0.7% | -0.2% | 2.0% | 3.0% | -5.1% | -2.5% | 1.2% | 4.7% | 2.7% | 1.0% | **18.9%** |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | **-9.9%** |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | | | | | | | **-6.1%** |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | **-6.0%** |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | | | | | | | **-5.2%** |

## A and B Units

### Trading Performance by Sector


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
June
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Ags/Softs | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 9% | 29% | 6% | 10% | 35% | 11% |

### Sector Positions at Month-End


07/09
08/09
09/09
10/09
11/09
12/09
01/10
02/10
03/10
04/10
05/10
06/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

## Global Units

### Trading Performance by Sector


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
June
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Ags/Softs | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 8% | 29% | 4% | 11% | 39% | 9% |

### Sector Positions at Month-End


07/09
08/09
09/09
10/09
11/09
12/09
01/10
02/10
03/10
04/10
05/10
06/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

## Grant Park Fund At-A-Glance

| Product | Global Units | A and B Units |
|---|---|---|
| Class | 3 | Closed to New Investment |
| Account Type | Commission-based | |
| Minimum Investment | $5,000 | |
| Retirement Account | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | |
| Breakeven Level | 6.90% | |
| Redemptions | Monthly after 90 days | |
| Penalty | 1.5% on a declining scale<br>0.5% per quarter | |
| Sectors Traded | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | |

## Statistics

| Statistics Since Inception - Class A Units[1]<br>January 1989 - June 2010 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $809M |
| 12-Month Return | -6.8% |
| Average 12-Month Return | 19.1% |
| 36-Month Cumulative Return | 8.8% |
| 60-Month Cumulative Return | 25.0% |
| Compounded Annualized ROR | 14.2% |
| 3-Year Compounded Annualized ROR | 2.8% |
| 5-Year Compounded Annualized ROR | 4.6% |
| 10-Year Compounded Annualized ROR | 7.2% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (12/08 – 1/10) | -16.5% |
| Average 1-month Gain | 6.7% |
| Average 1-month Loss | -4.5% |
| # of Winning Months | 137 |
| # of Losing Months | 121 |

| Correlation Analysis:<br>Class A Units[1] and S&P Total Return Index[2]<br>July 2000 - June 2010 | |
|---|---|
| Moved in Opposite Directions | 46%<br>55 of 120 months |
| Positive Results for Both | 33%<br>40 of 120 months |
| Negative Results for Both | 21%<br>25 of 120 months |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.